10.37

                             SUBSCRIPTION AGREEMENT


Sandor Capital Master Fund, L.P.
2828 Routh Street, Suite 500
Dallas, TX  75201

Gentlemen:

     The purpose of this Subscription Agreement is to memorialize your binding agreement to subscribe for and purchase from PHC, Inc., a Massachusetts corporation (the "Company"), the number, as set forth below, of shares of a series of preferred stock to be designated by the Board of Directors of the Company (the "Preferred Stock"), such shares having the rights as designated in the Certificate of Designations (as defined below), on the following terms and conditions.

Section 1.        Shares

     In exchange for the sale to you of [526,316] shares of the Preferred Stock (the "Shares") you will pay to the Company the sum of $1,500,000 ("Purchase Price"). Upon execution and delivery of this Subscription Agreement by the undersigned, as consideration for the undersigned binding obligations hereunder the Company will pay $10,000 to the undersigned, which payment will be non-refundable, for any reason, including the rejection or revocation of this subscription pursuant to Section 2 below. The Shares will be entitled to the rights as described herein and in the Certificate of Designation as adopted by the Company's Board of Directors attached as Exhibit A ("Certificate of Designation").

                THE SHARES ACQUIRED PURSUANT TO THIS SUBSCRIPTION
           AGREEMENT ARE BEING ACQUIRED IN A TRANSACTION NOT INVOLVING
    ANY PUBLIC OFFERING AND, ACCORDINGLY, HAVE NOT BEEN REGISTERED UNDER THE
                    SECURITIES ACT OF 1933, AS AMENDED (THE
    "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT
                      BE SOLD OR TRANSFERRED IN THE ABSENCE
           OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

Section 2.        Acceptance and Rejection of Subscriptions

     The  undersigned  hereby agrees to purchase the Shares set forth in Section
1. The subscription offer shall not entitle the undersigned to purchase any of the Shares unless and until it has been accepted in writing by the Company separate and apart from this Subscription Agreement (the "Acceptance Notice"). The undersigned understands that this Subscription Agreement may not be terminated or withdrawn by the undersigned and that closing on this subscription shall take place as soon as the undersigned deposits by wire transfer payment of the Purchase Price with Arent Fox PLLC (the "Escrow Agent"). The undersigned understands that the Company may accept or reject this subscription offer in whole or in part in its sole discretion at any time. Notwithstanding the foregoing, in the event the Company successfully refinances or replaces with



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
alternate financing, the promissory note held by GE Healthcare Finance, such that the Company's auditors inform the Company that such auditors are able to issue an audit report in connection with the Company's financial statements for the fiscal year ended June 30, 2004, that is not qualified as to the Company's ability to continue as a going concern (the "Unqualified Report Event"), (A) the Company may in its sole discretion reject this subscription offer and shall not be obligated whatsoever to (i) proceed with the Closing (as defined below) as described in Section 2 of this Subscription Agreement, or (ii) accept this subscription offer, and shall not incur any legal obligations, directly or indirectly, to the undersigned in connection with the transaction contemplated herein, and (B) if the Company has not issued the Acceptance Notice prior to November 1, 2004, the undersigned may upon written notice to the Company, withdraw this subscription and neither the undersigned nor the Company (i) will be obligated to proceed with the Closing, or (ii) incur any legal obligations, directly or indirectly, to other party in connection with the transaction contemplated herein . If this subscription offer or any part hereof is rejected for any reason or withdrawn in connection with occurrence of an Unqualified Report Event as set forth in clause (B) above, the Purchase Price will be refunded promptly, without interest or deduction, and the undersigned shall have no rights, interests, or title to the Shares. If the Company accepts this subscription offer, at the Closing, the Company, or its duly appointed representative or agent, shall file the Certificate of Designation with the Massachusetts Secretary of State, Corporations Division, in accordance with the laws of such state.

Section 3.        Closing; Issuance of Interests

     Closing on this subscription shall take place at the Company's offices at the time specified in the Acceptance Notice issued by the Company (the "Closing"), upon the deposit by the undersigned of payment of the Purchase Price by wire transfer with the Escrow Agent. The Shares shall not be deemed issued to, or owned by, the undersigned until Closing and tender to the Company of immediately available funds by wire transfer in payment of the Purchase Price.

Section 4.        Subscriber's Representations and Warranties

     (a) The undersigned represents, warrants and agrees with the Company that:

          (i) The undersigned has reviewed, a draft copy of the Company's 10-KSB Annual Report for the year ending June 30, 2004, dated ____, 2004, as well as copies of the Company's 10-KSB Annual Report for the year ending June 30, 2003, 10-QSB Quarterly report for the quarter ended March 31, 2004, annual report to the stockholders, proxy statements, current reports and other reports, and registration statements, which include a description of the Company's business, operations, risk factors, litigation and other matters, and acknowledges that the undersigned was provided with the opportunity to meet with and ask questions of and receive answers from representatives of the Company concerning the business, operations and prospects of the Company and its financial position and to obtain any additional information which the undersigned deemed necessary in connection with making an investment decision regarding this subscription. The undersigned acknowledges that it has read and understands the material provided to him or her and the risks associated with an investment in the Shares. The undersigned acknowledges that an investment in the Shares involves a high degree of risk.

          (ii) The undersigned is able to bear the substantial economic risks of an investment in the Shares, including the risk that the entire investment could be lost, has no need for liquidity in such investment, and could afford a complete loss of such investment.

          (iii) The undersigned is:

               (A) an organization which is (l) an institutional investor as defined in Securities Act Rule 501(a)(1), (2) a private business development company defined in Section 202(a)(22)
                    of the Investment Advisers Act of 1940, or (3) a corporation, business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000 or a trust with total assets exceeding $5,000,000, not formed for the purpose of acquiring the securities offered, whose purchases are directed by a sophisticated person as defined in Rule 506(b)(2)(ii); or

               (B) an entity in which all of the equity owners are Accredited Investors as such term is defined in Securities Act Rule 501(a).

          (iv) The  undersigned  has such  knowledge and experience in financial
               and  business   matters  that  the   undersigned  is  capable  of
               evaluating the merits and risks of the investment in the Shares.

          (v) The undersigned is purchasing the Securities for the undersigned's own account for investment and not with a view to, or for sale in connection with, any distribution, and does not have any present plan to sell or otherwise dispose of the Shares; the undersigned will not sell, transfer or otherwise dispose of the Shares, or any interest therein, except in accordance with the Securities Act and the applicable rules and regulations promulgated hereunder, as then in force, and any applicable law, rule or regulation of any state or other jurisdiction ("State Laws").

                    (b)  The undersigned further understands and agrees that:

          (i) The Shares have not been registered under the Securities Act or the State Laws and, consequently, the Shares must be held indefinitely unless subsequently registered thereunder or an exemption from such registration is available.

          (ii) The Securities have not been registered under the Securities Act on the basis that the issuance thereof is exempt under Section 3(b) or 4(2) of the Securities Act and by Rule 505 or 506 of Regulation D ("Regulation D") under the Securities Act and that the Company's reliance on such exemption is predicated in part on the undersigned's representations and warranties as set forth in this Subscription Agreement. The Shares have not been registered under certain State Laws in reliance on specific exemptions from registration thereunder and no securities administrator or any state or the Federal government has made any finding or determination relating to the fairness for investment of the Shares and no securities administrator or the Federal government has recommended or endorsed the offering of the Shares.

          (iii)The Company is relying on the undersigned's representations, warranties, understandings and agreements set forth in this Subscription Agreement in consummating the transactions contemplated herein.

               (c) The undersigned, if executing this Subscription Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, partnership, limited liability company, trust, estate, corporation or other entity for whom the undersigned is executing this Subscription Agreement, and such individual, partnership, limited liability company, trust, estate, corporation or other entity has full right and power to perform pursuant to this Subscription Agreement. The undersigned will, upon request, furnish to the Company a true and correct copy of, (i) if the undersigned is a trust, the trust agreement, (ii) if the undersigned is a corporation, the Articles of Incorporation and Bylaws and a copy (certified by the secretary or other authorized officer) of appropriate corporate resolutions authorizing the specific investment, and (iii) if the undersigned is a partnership or limited liability company, the partnership or limited liability company agreement.

               (d) If the undersigned is a partnership or a limited liability company, the person who has signed on behalf of the partnership or limited liability company identified as the investor is authorized to so sign; if the undersigned is a trust, the trustee (or co-trustee) of the trust is authorized by the trust agreement; and if the undersigned is a corporation, the corporate officer so signing is authorized to sign on behalf of the corporation.

               (e) If the undersigned is purchasing the Shares subscribed for herein in a representative or fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person or persons for whom the undersigned is so purchasing.

               (f) All representations and warranties set forth above or in any other written statement or document delivered by the undersigned in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of this offering as if made on and as of the date of the Closing and shall survive such closing.

               (g) The undersigned understands the meanings and legal consequences of the representations and warranties contained in this Section 4 and agrees to indemnify and hold harmless the Company from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the undersigned contained in this Subscription Agreement. Notwithstanding any of the representations, warranties, acknowledgements or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any rights granted to the undersigned under Federal or state securities laws.

Section 5.        Registration Rights

     The undersigned shall be entitled to the registration rights set forth in Exhibit B attached hereto.

Section 6.        Irrevocability

     The undersigned hereby acknowledges and agrees that, except as required by law, this subscription offer is irrevocable and that the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned.

Section 7.        Binding Effect

     This Subscription Agreement, including Exhibits A and B hereto, which are hereby incorporated by reference, shall be binding upon and inure to the benefit of the theCompany and its successor's and assigns, and the undersigned and the undersigned's successors but shall not be assignable by the undersigned without the prior written consent of the Company, which consent may be withheld by the Company for any reason.

Section 8.        Applicable Law

     This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Massachusetts without reference to any conflict of laws.

                            [SIGNATURE PAGE FOLLOWS]

     IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this  Subscription
Agreement with the intent of being legally bound hereby, on this day of September, 2004.

SANDOR CAPITAL MASTER FUND, L.P.






By: /s/ John S Lemek                      27-0013809
_____________________________             ______________________________
Name:  John S. Lemak                      Taxpayer ID
Its:  General Partner


2828 Routh Street, Suite 500
Dallas, TX  75201



                                   ACCEPTANCE

     The  foregoing   offer,   subject  to  the  terms  and  conditions  of  the
Subscription Agreement, including without limitation, the Company's rejection rights pursuant to Section 2 as contained therein, is hereby accepted this 20th day of September, 2004.

                                            PHC, Inc.

                                            By: /s/ Bruce A. Shear

                                                    Title:  President

Exh10_37

                                    EXHIBIT A

                                     FORM OF

                           CERTIFICATE OF DESIGNATION
                                       OF
                    SERIES _____ CONVERTIBLE PREFERRED STOCK
                                       OF
                                    PHC, Inc.

          ____________________________________________________________
                          Pursuant to Section 25 of the
          Business Corporation Law of the Commonwealth of Massachusetts
          ____________________________________________________________

     PHC, Inc., a corporation organized and existing under the Business Corporation Law of the Commonwealth of Massachusetts (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation on September __, 2004 pursuant to authority of the Board of Directors as required by Section 25 of the Business Corporation Law of the Commonwealth of Massachusetts ("MBCL"):

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors" or the "Board") in accordance with the provisions of its Certificate of Incorporation, the Board of Directors hereby authorizes a series of the Corporation's previously authorized Preferred Stock, par value $.01 per share, and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

                  Series ____ Convertible Preferred Stock:

                                   ARTICLE 1
                                  Definitions

     The terms defined in this Article whenever used in this Certificate of Designation have the following respective meanings:

     (a) "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

     (b)  "Closing" has the meaning set forth in the Subscription Agreement.

     (c) "Capital Shares" means the Common Shares and any other shares of any other class or series of capital stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of the Corporation.

     (d) "Common Shares" or "Common Stock" means shares of Class A common stock, par value $.01 per share, of the Corporation.

     (e) "Common Stock Issued at Conversion", when used with reference to the securities issuable upon conversion of the Series ___ Preferred Stock, means all Common Shares now or hereafter Outstanding and securities of any other class or series into which the Series ___ Preferred Stock hereafter shall have been changed or substituted, whether now or hereafter created and however designated.

     (f) "Conversion Date" means any day on which all or any portion of shares of the Series ___ Preferred Stock is converted in accordance with the provisions hereof.

     (g) "Conversion Price" means the price for the conversion of shares of Series ___ Preferred Stock into Common Shares as set forth in Section 6.1.

     (h) "Corporation" means PHC, Inc., a Massachusetts corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the Corporation's assets, or otherwise.

     (i) "Dividend Period" means the quarterly period commencing on and including the Issue Date or, if a dividend has previously been paid, the day after the immediately preceding Dividend Payment Due Date and ending on and including the immediately subsequent Dividend Payment Due Date.

     (j) "Dividend Payment Due Date" means January 31, April 30, July 31 and October 31 of each year commencing on October 31, 2004.

     (k) "Dividend Rate" means [8]% per annum, computed on the basis of a 360-day year.

     (l) "Holder" means the Investors who have executed and delivered the Subscription Agreement, any successor thereto, or any Person or Persons to whom the Series ___ Preferred Stock is subsequently transferred in accordance with the provisions hereof.

     (m) "Issue Date" means, as to any share of Series ___ Preferred Stock, the date of issuance of such share.

     (n) "Outstanding", when used with reference to Common Shares or Capital Shares (collectively, "Shares"), means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares which are issuable at or below the Conversion Price; provided, however, that any such Shares directly or indirectly owned or held by or for the account of the Corporation or any Subsidiary of the Corporation shall not be deemed "Outstanding" for purposes hereof.

     (o) "Person" means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

     (p)  "SEC" means the United States Securities and Exchange Commission.

     (q) "Subscription Agreement" means that certain Subscription Agreement dated as of September __, 2004 between the Corporation and the Persons identified in such agreement.

     (r) "Series ____ Preferred Shares" or "Series ___ Preferred Stock" means the shares of Series ___ Convertible Preferred Stock of the
          Corporation or such other convertible preferred stock of the Corporation as may be exchanged therefor.

     (s)  "Stated Value" has the meaning set forth in Article 2.

     (t) "Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Corporation.

     All references to "cash" or "$" herein mean currency of the United States of America.

                                   ARTICLE 2
                             Designation and Amount

     The designation of this series, which consists of 526,316 shares of Preferred Stock, shall be Series ____ Convertible Preferred Stock (the "Series
___ Preferred Stock") and the stated value shall be $3.36 per share (the "Stated Value").
                                   ARTICLE 3
                                      Rank

     Except as otherwise provided herein, the Series ___ Preferred Stock shall rank pari passu to the Common Stock. Series ___ Preferred Stock shall rank senior only to the Common Stock (the "Common Stock"), with respect to dividends and conversion rights.
                                   ARTICLE 4
                                   Dividends

     (a) The Holder shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends at the Dividend Rate on the Stated Value of each share of Series ___ Preferred Stock on and as of each Dividend Payment Due Date with respect to each Dividend Period. Dividends on the Series ___ Preferred Stock shall be cumulative from the date of issue, whether or not declared for any reason, including if such declaration is prohibited under any outstanding indebtedness or borrowings of the Corporation or any of its Subsidiaries, or any other contractual provision binding on the Corporation or any of its

          Subsidiaries, and whether or not there shall be funds legally available for the payment thereof.

          (i) Each dividend shall be payable in equal quarterly amounts on each Dividend Payment Due Date, commencing October 31, 2004, to the Holders of record of shares of the Series ___ Preferred Stock, as they appear on the stock records of the Corporation at the close of business on such record date, not more than 60 days or less than 10 days preceding the payment dates thereof, as shall be fixed by the Board of Directors. Accrued and unpaid dividends for any past Dividend Period may be declared and paid at any time, without reference to any Dividend Payment Due Date, to Holders of record, not more than 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

          (ii) At the option of the Corporation, the dividend shall be paid either (x) in cash or (y) through the issuance of duly and validly authorized and issued, fully paid and nonassessable shares of the Common Stock valued at the Conversion Price, assuming for this purpose, that the applicable Dividend Payment Date is the applicable Conversion Date; provided, however, that if no funds are legally available for the payment of cash dividends on the Series ___ Preferred Stock, dividends shall be paid as provided in clause (y) above.

          (b) Except as provided in Section 4(d) hereof, the Holder shall not be entitled to any dividends in excess of the cumulative dividends, as herein provided, on the Series ___ Preferred Stock.

          (c) So long as any shares of the Series ___ Preferred Stock are outstanding, no dividends shall be declared or paid or set apart for payment or other distribution declared or made upon any of the Common Stock, nor shall any Common Stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of shares of Common Stock made for purposes of an employee incentive or benefit plan (including a stock option plan) of the Corporation or any Subsidiary) for any consideration by the Corporation, directly or indirectly, nor shall any moneys be paid to or made available for a sinking fund for the redemption of any shares of any Common Stock, unless in each case (i) the full cumulative dividends required to be paid in cash on all outstanding shares of the Series ___ Preferred Stock shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series ___ Preferred Stock and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series ___ Preferred Stock.

          (d) If the Corporation shall at any time or from time to time after the Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin-off) on shares of its Common Stock, then, and in each such case, in addition to the dividend obligation of the Corporation specified in Section 4(a) hereof, the Corporation shall declare, order, pay and make the same dividend or distribution to each Holder of Series ___ Preferred Stock as would have been made with respect to the number of Common Shares the Holder would have received had it converted all of its Series D Preferred Shares, immediately prior to such dividend or distribution.

                                    ARTICLE 5
                   Liquidation; Mergers, Consolidations, etc.

(a) If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 30 consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, no distribution shall be made to the holders of any shares of capital stock of the Corporation upon liquidation, dissolution or winding-up unless prior thereto, the Holders of shares of Series ___ Preferred Stock, subject to this Article 5, shall possess the same liquidation rights as the Common Stock.

(b) In case the Corporation shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Corporation is not the survivor or where there is a change in or distribution with respect to the Common Stock of the Corporation), sell, convey, transfer or otherwise dispose of all or substantially all its property, assets or business to another Person, or effectuate a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of (each, a "Fundamental Corporate Change") and, pursuant to the terms of such Fundamental Corporate Change, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Corporation, then each Holder of Series ___ Preferred Stock shall receive the number of shares of common stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and Other Property as is receivable upon or as a result of such Fundamental Corporate Change by a holder of the number of shares of Common Stock into which such Series ___ Preferred Stock may be converted at the Conversion Price immediately prior to such Fundamental Corporate Change. For purposes of this Section 5(b), "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.

                                   ARTICLE 6
                         Conversion of Preferred Stock

     Section 6.1 Conversion; Conversion Price

     At the option of the Corporation, provided that it has an adequate number of authorized shares of Common Stock available or reserved for conversion, the shares of Series ___ Preferred Stock may be converted, either in whole or in part, into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share) at a Conversion Price, equal to the Stated Value divided by three (3), for each share of Common Stock. At the Corporation's option, the amount of accrued and unpaid dividends as of the Conversion Date (whether or not earned or declared, whether or not there were funds legally available for the payment of dividends and whether or not a Dividend Payment Due Date has occurred since the last dividend payment) shall not be subject to conversion but instead may be paid in cash as of the Conversion Date; if the Corporation elects to convert the amount of such accrued and unpaid dividends at the Conversion Date into Common Stock, the Common Stock issued to the Holder shall be valued at the Conversion Price.

     The number of shares of Common Stock due upon conversion of Series ___ Preferred Stock shall be (i) the number of shares of Series ___ Preferred Stock to be converted, multiplied by (ii) the Stated Value plus accrued and unpaid dividends (whether or not earned or declared, whether or not there were funds legally available for the payment of dividends and whether or not a Dividend Payment Due Date has occurred since the last dividend payment), to the extent the Corporation does not at its election pay such accrued and unpaid dividends in cash, and divided by (iii) the Conversion Price.

     Section 6.2 Exercise of Conversion Privilege

     (a) Conversion of the Series. If it elects to exercise its conversion rights pursuant to Section 6.1, the Corporation shall convert the Preferred Stock and issue the Common Stock Issued at Conversion, and all voting and other rights associated with the beneficial ownership of the Common Stock Issued at Conversion shall vest with the Holder, effective as of the Conversion Date. The Holder shall deliver the shares of Series ___ Preferred Stock to the Corporation by express courier within 30 days following the Conversion Date. Upon surrender for conversion, the Series ___ Preferred Stock shall be accompanied by a proper assignment thereof to the Corporation or be endorsed in blank. As promptly as practicable after the Corporation's receipt of the shares to be converted, the Corporation shall (i) issue the Common Stock Issued at Conversion in accordance with the provisions of this
          Article 6, and (ii) cause to be mailed for delivery by overnight courier to the Holder (x) a certificate or certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion, (y) cash, as provided in Section 6.3, in respect of any fraction of a Common Share issuable upon such conversion and
          (z) if the Corporation chooses to pay accrued and unpaid dividends in cash, cash in the amount of accrued and unpaid dividends as of the Conversion Date. No cash payment aggregating less than $1.00 shall be required to be given unless specifically requested by the Holder.

     Section 6.3 Fractional Shares

     No fractional Common Shares or scrip representing fractional Common Shares shall be issued upon conversion of the Series ___ Preferred Stock. Instead of any fractional Common Shares which otherwise would be issuable upon conversion of the Series ___ Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction.

                                    ARTICLE 7
                                 Voting Rights

     The Holders of the Series ___ Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock in which all shares of Series ___ Preferred Stock held by such Holders and then convertible in accordance with Section 6, at each meeting of shareholders of the Corporation (and written action of shareholders in lieu of meetings) with respect to any and all matters presented to the shareholders of the Corporation. Except as otherwise provided herein, or as required by law, Holders of the Series __ Preferred Stock shall vote together with the Common Stock as a single class on all actions to be taken by the shareholders of the Corporation.

     Notwithstanding the above, the Corporation shall provide each Holder of Series ___ Preferred Stock with prior notification of any meeting of the shareholders (and copies of all proxy materials and other information sent to shareholders). In the event of any taking by the Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice thereof to each Holder at least 30 days prior to the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, together with a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

     To the extent that under the MBCL the vote of the Holders of the Series ___ Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the Holders of at least a majority of the outstanding shares of Series ___ Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the outstanding shares of Series ___ Preferred Stock (except as otherwise may be required under the MBCL) shall constitute the approval of such action by the class. Holders of the Series
___ Preferred Stock shall be entitled to notice of all shareholder meetings or written consents (and copies of all proxy materials and other information sent to shareholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's bylaws and the MBCL.

                                   ARTICLE 8
                                 Miscellaneous

     Section 8.1 Loss, Theft, Destruction of Preferred Stock

     Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series ___ Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series ___ Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series ___ Preferred Stock, new shares of Series ___ Preferred Stock of like tenor. The Series ___ Preferred Stock shall be held and owned upon the express condition that the provisions of this Section
8.1 are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series ___ Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

     Section 8.2 Who Deemed Absolute Owner

     The Corporation may deem the Person in whose name the Series ___ Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series ___ Preferred Stock for the purpose of receiving payment of dividends on the Series ___ Preferred Stock, for the conversion of the Series ___ Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series ___ Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

     Section 8.3 Register

     The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series ___ Preferred Stock. Upon any transfer of the Series ___ Preferred Stock in accordance with the provisions hereof, the Corporation shall register such transfer on the register of Series ___ Preferred Stock.

     Section 8.4 Withholding

     To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series ___ Preferred Stock.

     Section 8.5 Headings

     The  headings  of  the  Articles  and  Sections  of  this   Certificate  of
Designation are inserted for convenience only and do not constitute a part of this Certificate of Designation.

     Section 8.6 Severability

     If any provision of this  Certificate of  Designation,  or the  application thereof to any person or entity or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (ii) the remainder of this Certificate of Designation and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its duly authorized officers on September ___, 2004.


                                                  PHC, INC.



                                                  By: _______________________
                                                      Name:
                                                      Title:

                                    EXHIBIT B

                               REGISTRATION RIGHTS

This Exhibit B sets out the registration rights referenced in Section 5 of the Subscription Agreement to which it is attached.

(a) Request for Demand Registration. At any time after the Closing, the undersigned may make a written request to the Company to register, under the Securities Act (other than pursuant to a registration statement on Form S-4 or S-8 or any successor thereto) and under the securities or "blue sky" laws of any jurisdiction designated by the undersigned (a "Demand Registration"), the number of shares of Common Stock Issued at Conversion, as defined in the Certificate of Designation, stated in such request ("Registrable Securities"); provided, however, that the Company shall not be obligated to effect more than one (1) Demand Registration pursuant to this Section 5 or to effect any Demand Registration for Registrable Securities having an aggregate offering price of less than $1,000,000. If at the time of any request to register Registrable Securities pursuant to this Section 5(a), the Company is engaged in, or has fixed plans to engage in within 30 days of the time of such request, a registered public offering or is engaged in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of three months from the effective date of such offering or the date of completion of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one-year period. In addition, the Company shall not be required to effect any registration within 90 days after the effective date of any other registration statement of the Company. The request for a Demand Registration by the undersigned shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof. Upon a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Registrable Securities to be registered.

(b) Effective Demand Registration. The Company shall use its best efforts to cause any such Demand Registration to become and remain effective as soon as practicable, but in any event not later than 120 days after it receives a request under Section 5(a) hereof. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) 120 days; provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities hereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the undersigned and such interference is not thereafter eliminated, (y) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the undersigned or (z) if the request for such Demand Registration is withdrawn by the undersigned and the undersigned reimburses the Company for any expenses incurred in relation thereto.

(c) Underwriting Procedures. If the undersigned so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter (as hereinafter defined) selected in accordance with Section 5(d). In connection with any Demand Registration under this Section 5 involving an underwriting, none of the Registrable Securities held by the undersigned shall be included in such underwriting unless the undersigned accepts the terms of the underwriting as agreed upon by the Company, and the Approved Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such offering. If the Approved Underwriter advises the Company in writing that in its opinion the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that in the opinion of the Approved Underwriter may be sold without any such material adverse effect and shall reduce the amount of Registrable Securities to be included in such registration; provided, however, that if the number of Registrable Securities to be included in a Demand Registration is reduced by the Approved Underwriter, then the undersigned shall be entitled to retain a Demand Registration with respect to such number of Registrable Securities excluded by the Approved Underwriter, provided that such Initiating Holder may not initiate such Demand Registration within nine months of the effective date of the Registration Statement with respect to the Demand
Registration in which the Approved Underwriter excluded such Registrable Securities.

(d) Selection of Underwriters. If any Demand Registration of Registrable Securities is in the form of an underwritten offering, the Company shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering with the consent of the undersigned (the "Approved Underwriter"); provided, however, such consent shall not be unreasonably withheld.

(e) Incidental or "Piggy-Back" Registration. At any time after the Closing, if the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account (other than a registration statement on Form S-4 or S-8 or any successor thereto), then the Company shall give written notice of such proposed filing to the undersigned at least 30 days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer the undersigned the opportunity to register the number of Shares the undersigned may request (an "Incidental Registration"). The Company shall, and shall use its reasonable efforts (within ten days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to permit the undersigned to participate in the Incidental Registration to include all or a portion of the Shares in such offering on the same terms and conditions as the securities of the Company included therein. In connection with any Incidental Registration under this
Section 5(e) involving an underwriting, the Company shall not be required to include any Shares in such underwriting unless the undersigned accepts the terms of the underwriting as reasonably agreed upon between the Company and the Company Underwriter, and then only in such quantity as will not, in the opinion of the Company Underwriter, jeopardize the success of the offering by the Company. If in the written opinion of the Company Underwriter the registration of all or part of the Shares requested by the undersigned would materially adversely affect such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, first, all of the securities to be offered for the account of the Company; second, any securities of third parties with contractual rights requiring such priority, third, the Shares to be offered for the account of the undersigned pursuant to this Section 5(e), pro rata based on the amount recommended by the Company Underwriter; and forth, any other securities requested to be included in such underwriting.

(f) Expenses of Registration. All expenses, except the Selling Expenses (as defined herein) incurred in connection with any registration, qualification or compliance pursuant to Section 5 hereof shall be borne by the Company. All any and all underwriting discounts and selling commissions incurred in connection with any registrations hereunder ("Selling Expenses"), shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

(g) Indemnification. In connection with any registration statement in which the undersigned is participating pursuant to Section 5 hereof, the undersigned shall furnish to the Company in writing such information as the Company may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and the undersigned agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, any underwriter retained by the Company and their respective directors, officers, employees, advisors and agents and each Person who controls the Company or such underwriter (within the meaning of the applicable securities laws) from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information concerning the undersigned furnished in writing to the Company by the undersigned expressly for use therein; provided, however, that the total amount to be indemnified by the undersigned pursuant to this Section 5(g) shall be limited to the net proceeds received by the undersigned in the offering to which the registration statement or prospectus relates.